SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - August 10, 2004

                                 RxBAZAAR, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      5-78407                   38-3506266
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

      1385 Kemper Meadow Drive, Cincinnati, OH                45240
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      (Address of principal executive offices)              (zip code)

        Registrant's telephone number, including area code - 781-449-4962
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                                       N/A
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          (Former Name or Former Address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On August 10, 2004, RxBazaar, Inc. issued a press release announcing that an investigation by the US Attorney for the Southern District of Ohio and the U.S. Food and Drug Administration against the Company alleging violations of the Prescription Drug Marketing Act, and the winding down of operations as a consequence of the investigation. A copy of such press release is an exhibit to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1 Press Release, dated August 10, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RxBAZAAR, INC.
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                                           (Registrant)

                                           By: /s/ C. Robert Cusick, CEO
                                               -------------------------
                                               C. Robert Cusick, CEO

August 11, 2004


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                                  EXHIBIT INDEX
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EXHIBIT
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     99.1 Press Release, dated August 10, 2004


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